UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2008

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-02979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

1-866-249-3302

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Company’s annual meeting of stockholders held on April 29, 2008, stockholders approved the Company’s Amended and Restated Long-Term Incentive Compensation Plan (“LTICP”) and Performance-Based Compensation Policy (“Performance Policy”). The material terms of the LTICP and Performance Policy are summarized below. The summary of the material terms of the LTICP is qualified by reference to the LTICP, filed as Exhibit 10(a) to this report and incorporated herein by reference. The summary of the material terms of the Performance Policy is qualified by reference to the Performance Policy, filed as Exhibit 10(b) to this report and incorporated herein by reference.

LTICP

Shares Authorized. A total of 483,195,337 shares may be issued on or after March 1, 2008 pursuant to awards granted under the LTICP. The number of shares available for issuance under the LTICP will not be reduced by shares counted with respect to awards that have been canceled, expired, forfeited or settled in cash or substitute awards granted in connection with a transaction. Each share issued under awards other than options or stock appreciation rights counts against the number of shares available under the LTICP as 3.5 shares. Shares issued under options or stock appreciation rights count against the shares available under the LTICP on a share-for-share basis.

Eligibility. Employees of the Company and its subsidiaries selected by the Committee (defined below) are eligible to participate in the LTICP. Members of the Company’s Board of Directors (“Board”) are also eligible to participate.

Committee. The LTICP is administered by the Board’s Human Resources Committee (“HRC”) with respect to awards to employees and by the Board’s Governance and Nominating Committee (“GNC”) with respect to awards to non-employee directors, or by such other committee of two or more directors established by the Board from time to time (“Committee”).

Director Awards. The Committee determines all awards to non-employee directors, and such awards are not subject to management’s discretion. From time to time, the Committee will set the amount and the type of award that will be granted to non-employee directors on a periodic, nondiscriminatory basis. The Committee may also set additional awards to be granted to non-employee directors also on a periodic, nondiscriminatory basis based on one or more of the following criteria: (i) service as the chair of a committee of the Board; (ii) service as Chairman of the Board; (iii) the number or type of committees of the Board on which a director serves; or (iv) the first selection or appointment of an individual to the Board.

Award Types. The Committee may grant awards in the form of stock options, stock appreciation rights, restricted stock, restricted share rights, performance shares, performance units, or stock awards.

Individual Award Limits. Subject to certain anti-dilution and other adjustments, no participant may be granted in any calendar year (i) stock options or stock appreciation rights covering more than 14,000,000 shares; or (ii) awards other than stock options or stock appreciation rights covering more than 4,000,000 shares. The maximum amount payable pursuant to the portion of an award of performance units granted under the LTICP in any calendar year to any participant that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Internal Revenue Code (“Code”) may not exceed a dollar amount equal to one-half of one percent (0.5%) of the Company’s “net income” for that calendar year. For purposes of the LTICP, the term “net income” means the Company’s net income for the applicable performance period as reported in the Company’s consolidated financial statements, adjusted to eliminate the effect of (i) losses resulting from discontinued operations; (ii) extraordinary gains or losses; (iii) the cumulative effect of changes in generally accepted accounting principles; and (iv) any other unusual or non-recurring gain or loss which is separately identified and quantified. This per participant, per year maximum dollar limit is the same as the maximum dollar limit imposed on awards under the Performance Policy.

Administration. Subject to the provisions of the LTICP, the Committee has the power to:

•	Prescribe, amend and rescind rules and regulations relating to the LTICP and to define terms not otherwise defined therein;

•	Determine which persons are eligible to participate, to which of such participants, if any, awards shall be granted, and the timing of any such awards;

•

Grant awards to participants and determine the terms and conditions thereof, including the number of shares subject to awards and the exercise or purchase price of such shares and the circumstances under which awards become exercisable or vested or are forfeited or expire;

•	Establish and certify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any award;

•

Prescribe and amend the terms of the agreements or other communications evidencing awards made under the LTICP (which need not be identical) and the terms of or form of any document or notice required to be delivered to the Company by participants under the LTICP;

•

Determine the appropriate adjustment, if any, required as a result of any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off or dividend (other than regular, quarterly cash dividends), or other changes in the number or kind of outstanding shares or any stock or other securities into which such shares shall have been exchanged;

•

Determine whether, in connection with certain changes in shares or a change of control, to accelerate the exercisability of awards and provide for the cancellation of such accelerated awards not exercised within a period determined by the Committee or to terminate any awards for an equitable cash amount;

•

Subject to the LTICP’s prohibitions on repricing, make adjustments in recognition of unusual or nonrecurring events or changes in applicable laws (including non-U.S. laws), regulations, or accounting principles in order to prevent dilution or enlargement of the benefits;

•

Interpret and construe the LTICP, any rules and regulations under the LTICP and the terms and conditions of any award granted thereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and

•	Make all other determinations deemed necessary or advisable for the administration of the LTICP.

Unless the Committee or Board determines otherwise prior to the transaction, if substantially all of the assets of the Company are acquired by another corporation or in case of a reorganization of the Company involving the acquisition of the Company by another entity, (i) stock options and stock appreciation rights become exercisable immediately prior to the transaction; (ii) restrictions with respect to restricted stock and restricted share rights lapse and shares are delivered; and (iii) performance shares and performance units pay out pro rata based on performance through the end of the last calendar quarter. Also, if a majority of the Board is comprised of persons other than (i) persons for whose election proxies were solicited by the Board; or (ii) persons who were appointed by the Board to fill vacancies caused by death or resignation or to fill newly-created directorships (“Board Change”), unless the Committee or the Board determines otherwise prior to such Board Change, then participants immediately prior to the Board Change who cease to be employees or non-employee directors within six months after such Board Change for any reason other than death or permanent disability generally have their (i) options and stock appreciation rights become immediately exercisable and to the extent not canceled or cashed out, generally have at least six months to exercise such awards; (ii) restrictions with respect to restricted stock and restricted share rights lapse and generally shares are delivered; and (iii) performance shares and performance units pay out pro rata based on performance through the end of the last calendar quarter before the time the participant ceased to be an employee.

Stock Options. Stock options may be granted as non-qualified stock options or incentive stock options, and must be granted at a price no lower than the fair market value of the stock on the day of grant. However, non-employee directors are eligible for non-qualified stock options but not incentive stock options. Stock options may be exercised during a period of time fixed by the Committee, except that (i) stock options may not become fully vested until at least one year after the date of grant (except upon a change of control or termination of employment due to death, disability, or retirement); and (ii) no stock option may be exercised more than ten years after the day it is granted. Otherwise, the Committee has discretion to determine the number of shares subject to an option (subject to the LTICP’s stated limits), the vesting, expiration, and forfeiture provisions for options, the restrictions on transferability of an option, and any other terms and conditions otherwise consistent with the LTICP. The exercise price of an option may be paid through various means acceptable to the Committee, including in cash or, to the extent allowed by the Committee, by delivering (either physically or by attestation) previously owned shares or by delivering to the Company the proceeds of shares of the Company’s stock issuable under an option or other methods approved by the Committee. The LTICP prohibits re-pricing stock options without stockholder approval.

Stock Appreciation Rights. A stock appreciation right entitles a participant to receive a payment, in cash, common stock, or a combination of both, in an amount equal to the difference between the fair market value of the stock at the time of exercise and the exercise price of the award, which may not be lower than the fair market value of the Company’s common stock on the day of grant. Stock appreciation rights may be exercised during a period of time of up to ten years after the grant date, as fixed by the Committee. Stock appreciation rights may be granted either in tandem with, or as a component of, other awards granted under the LTICP, or not in conjunction with other awards and may, but need not, relate to a specific option. Stock appreciation rights are generally subject to the same terms and limitations as options or, when granted in tandem with other awards, to the same terms as those other awards. Stock appreciation rights cannot be re-priced without stockholder approval.

Restricted Stock, Restricted Share Rights and Stock Awards. An award of restricted stock consists of a specified number of shares of Company common stock that are subject to restrictions on transfer, conditions of forfeiture, and any other terms and conditions for periods determined by the Committee. Prior to the termination of the restrictions, a participant may vote and receive dividends on the restricted stock unless the Committee determines otherwise, but may not sell or otherwise transfer the shares. The Committee may also make stock awards of common stock without restrictions except that such awards to employees can be made only if in lieu of salary, cash bonus, or other cash compensation.

An award of restricted share rights entitles a participant to receive a specified number of shares of common stock upon the expiration of a stated vesting period. It may also include the right to dividend equivalents, if and as so determined by the Committee. Unless the Committee determines otherwise, once a restricted share right vests, the shares of common stock specified in the award will be issued to the participant. A participant who has been awarded restricted share rights may not vote the shares of common stock subject to the rights until the shares are issued. Until the vesting period applicable to a restricted share rights award expires and the shares are issued, the participant also may not transfer or encumber any interest in the restricted share rights or in any related dividend equivalents.

The Committee has discretion to determine the terms of any award of restricted stock or restricted share rights, including the number of shares subject to the award (subject to the LTICP’s stated limits), and the minimum period over which the award may vest; provided that, subject to acceleration due to the participant’s death, disability, or retirement or a change in control of the Company and subject to a limited pool of awards of up to 24,159,766 shares not subject to these restrictions (“shorter vesting awards”), (i) in no event may the grant, issuance, retention, vesting, and/or settlement of shares under an award of restricted share rights that is based on the level of achievement versus performance criteria be subject to a performance period of less than one year; and (ii) no condition that is based solely upon continued employment or the passage of time may provide for vesting or settlement in full of an award of restricted share rights over a term of less than three years from the date of grant. These limitations do not apply to either shorter vesting awards or awards of restricted share rights granted in lieu of salary, cash bonus, or other cash compensation.

Performance Shares and Performance Units. A grant of performance shares or performance units entitles a participant to receive cash, common stock (which may be in the form of restricted stock or restricted share rights), or a combination of both, based on the degree of achievement of pre-established performance targets over a performance cycle of one to five years, as determined by the Committee. The Committee has discretion to determine the terms of any award of performance shares or performance units, including the maximum amount payable (subject to the LTICP’s stated limits), the performance period, which must be a period of between one and five years, performance criteria (which may be based on financial performance and/or personal performance evaluations), and level of achievement versus these criteria, the timing of any payment, restrictions on an award of performance shares or performance units prior to actual payment, forfeiture provisions, and any other terms and conditions consistent with the LTICP. The Committee may specify that all or a portion of an award of performance shares or performance units is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code using “qualifying performance criteria” described below.

Qualifying Performance Criteria. The Committee may establish performance criteria and the level of achievement versus such criteria that determines the number of shares of common stock to be granted, retained, vested, issued, or issuable under or in settlement of or the amount payable pursuant to an award, which criteria may be based on qualifying performance criteria or other standards of financial performance and/or personal performance evaluations. In addition, the Committee may specify a percentage of an award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code, provided that the performance criteria for any portion of an award that is intended by the Committee to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure based on one or more qualifying performance criteria selected by the Committee and specified at the time the award is granted. Notwithstanding satisfaction of any performance goals, the number of shares issued under or the amount paid under an award may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

Qualifying performance criteria will be any one or more of the following performance criteria, either individually, alternatively, or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to a previous year’s results or to a designated comparison group, in each case as specified by the Committee in the award: (i) earnings per share; (ii) business unit net earnings; (iii) return on realized common equity; or (iv) total stockholder return.

For the purposes of the LTICP, “earnings per share” means the Company’s diluted earnings per share as reported in the Company’s consolidated financial statements for the applicable performance period adjusted in the same manner as described above for net income. For the purposes of the LTICP, “business unit net earnings” means the net earnings of the Company’s business unit managed by a participant, determined under generally accepted accounting principles, adjusted in accordance with the Company’s management accounting practices and conventions in effect at the beginning of the applicable performance period, and further adjusted in the same manner as described above for net income. For the purposes of the

LTICP, “return on realized common equity” means the Company’s net income on an annualized basis less dividends accrued on outstanding preferred stock, divided by the Company’s average total common equity, excluding average accumulated comprehensive income as reported in the Company’s consolidated financial statements for the applicable performance period.

Transferability. Awards are not transferable or assignable unless provided otherwise by the Committee with respect to certain specified family-related transfers.

Amendment and Termination. The Board of Directors or the HRC or the GNC may modify, suspend, or terminate the LTICP but may not, without the prior approval of the stockholders of the Company, make any change to the LTICP that increases the total amount of common stock which may be awarded (except to reflect changes in capitalization), increases the individual maximum award limits (except to reflect changes in capitalization), changes the class of employees or directors eligible to participate, extends the duration of the plan, reduces the exercise price of outstanding stock options or stock appreciation rights, waives the LTICP’s minimum time period requirements for vesting and lapse of restrictions for restricted stock or restricted share rights, or otherwise amends the LTICP in any manner requiring stockholder approval by law or under the NYSE listing requirements.

Term. No awards may be granted under the LTICP after April 29, 2018, but any award granted prior to that date may extend beyond that date.

Performance Policy

The purpose of the Performance Policy is to establish one or more performance goals for the payment of incentive compensation other than stock options to a covered executive officer and to fix the maximum amount of such incentive compensation that may be paid to a covered executive officer. The Company intends for the Performance Policy to comply with the requirements of Section
 162(m) of the Code so that incentive compensation paid to a covered executive officer under the policy is fully deductible by the Company for federal income tax purposes.

The Performance Policy applies to the Company’s covered executive officers. A “covered executive officer” is defined in the Performance Policy as any person who on the last day of the taxable year is:

•	The principal executive officer of the Company or acting in such capacity;

•	An executive officer and one of the Company’s three highest compensated executive officers for the taxable year (other than the principal executive officer or principal financial officer); or

•	An executive officer whose name and total compensation for the taxable year is included in the summary compensation table included in the Company’s proxy statement.

Whether a person is the principal executive officer or among the three highest compensated executive officers for the taxable year (other than the principal executive officer or principal financial officer) is determined pursuant to the executive compensation disclosure rules under the Securities Exchange Act of 1934. To the extent Code Section 162(m) is amended or interpreted to cover additional persons with respect to the Company, those persons will be covered executive officers under the policy.

A covered executive officer will receive an incentive compensation award only if he or she has met one or more performance goals for each performance period. The Performance Policy defines a “performance period” as a calendar year beginning January 1 and ending December 31. The HRC must set performance goals (which can be in the form of alternative goals) in writing for each performance period no later than 90 days after it starts.

The HRC may set performance goals using any one or more of the business criteria defined below:

•

“Earnings per share” means the Company’s diluted earnings per share as reported in the Company’s consolidated financial statements for each applicable performance period adjusted in the same manner as described below for net income.

•

“Business unit net earnings” means the net earnings of the Company’s business unit managed by a covered executive officer, determined under generally accepted accounting principles, adjusted in accordance with the Company’s management accounting practices and conventions in effect at the beginning of the applicable performance period, and further adjusted in the same manner as described below for net income.

•

“Return on realized common equity” means the Company’s net income on an annualized basis less dividends accrued on outstanding preferred stock, divided by the Company’s average total common equity, excluding average accumulated comprehensive income as reported in the Company’s consolidated financial statements for the applicable performance period.

Under the terms of the Performance Policy, the maximum incentive compensation award to any covered executive officer may not exceed one-half of one percent (0.5%) of the Company’s “net income.” “Net income” is defined as the Company’s net income for the applicable performance period as reported in the Company’s consolidated financial statements, adjusted to eliminate the effect of (i) losses resulting from discontinued operations; (ii) extraordinary gains or losses; (iii) the cumulative effect of changes in generally accepted accounting principles; and (iv) any other unusual or non-recurring gain or loss which is separately identified and quantified.

Under the Performance Policy, the HRC has the discretion to reduce the incentive compensation award payable to a covered executive officer even if he or she has met the performance goal. The Performance Policy also provides that the incentive compensation award determined and approved by the HRC for the principal executive officer be submitted to the Board for ratification. Incentive compensation awards to covered executive officers who have met their performance goals may be paid in cash, stock (including restricted stock) or restricted share rights.

The HRC may at any time terminate, suspend, amend, or modify the Performance Policy. However, under the terms of the Performance Policy, stockholder approval will be required for any amendment or modification to the policy that, in the opinion of counsel, would be required by Section 162(m) or related regulations.

Item 8.01.	Other Events.

The Company held its annual meeting of stockholders on April 29, 2008. At the meeting, stockholders elected all 16 of the directors nominated by the Board of Directors and ratified the appointment of KPMG LLP as independent auditors for 2008. Each director received a greater number of votes cast “for” his or her election than votes cast “against” his or her election. Stockholders approved the Company’s Performance-Based Compensation Policy and Amended and Restated Long-Term Incentive Compensation Plan and did not approve any of the six stockholder proposals presented at the meeting, as follows:

Proposal to Approve Performance-Based Compensation Policy

For	Against	Abstentions	Broker Non-Votes
2,636,162,461	206,139,309	38,237,056	—

Proposal to Approve Amended and Restated Long-Term Incentive Compensation Plan

For	Against	Abstentions	Broker Non-Votes
2,152,966,194	342,428,269	37,107,977	348,036,386

Stockholder Proposal Regarding By-Laws Amendment to Require Independent Chairman

For	Against	Abstentions	Broker Non-Votes
697,722,634	1,767,244,508	67,535,298	348,036,386

Stockholder Proposal Regarding Executive Compensation Advisory Vote

For	Against	Abstentions	Broker Non-Votes
727,222,260	1,700,486,842	104,793,338	348,036,386

Stockholder Proposal Regarding “Pay-For-Superior-Performance” Compensation Plan

For	Against	Abstentions	Broker Non-Votes
586,065,215	1,878,431,004	68,006,221	348,036,386

Stockholder Proposal Regarding Human Rights Issues in Investment Policies

For	Against	Abstentions	Broker Non-Votes
172,520,096	2,064,814,919	295,167,425	348,036,386

Stockholder Proposal Regarding Neutral Sexual Orientation Employment Policy

For	Against	Abstentions	Broker Non-Votes
146,759,457	2,261,097,887	124,645,096	348,036,386

Stockholder Proposal Regarding Report on Racial Disparities in Mortgage Lending

For	Against	Abstentions	Broker Non-Votes
142,529,834	2,098,001,334	291,971,272	348,036,386

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10(a)	Amended and Restated Long-Term Incentive Compensation Plan, filed herewith

10(b)	Performance-Based Compensation Policy, filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2008	WELLS FARGO & COMPANY

	By:	/s/ James M. Strother
James M. Strother Executive Vice President and General Counsel